POWER OF ATTORNEY

I, Ari Lindner, the undersigned President of Fidelity Investments Life Insurance Company (“Fidelity”), as of March 12, 2025, hereby constitute and appoint (i) Lance A. Warrick and Miles Mei, or (ii) either one individually, as my true and lawful Attorney-in-Fact, with full power of substitution, to sign for me and in my name in the appropriate capacities, but only so long as I remain President, with respect to:

(i)

Post-Effective Amendment Number 27 to Registration Statement (File No. 333-123884) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes may do or cause to be done by virtue hereof; and

(ii)

All initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Ari Lindner
Ari Lindner

POWER OF ATTORNEY

I, Ari Lindner, the undersigned Director of Fidelity Investments Life Insurance Company (“Fidelity”), as of March 12, 2025, hereby constitute and appoint (i) Lance A. Warrick and Miles Mei, or (ii) either one individually, as my true and lawful Attorney-in-Fact, with full power of substitution, to sign for me and in my name in the appropriate capacities, but only so long as I remain a Director, with respect to:

(i)

Post-Effective Amendment Number 27 to Registration Statement (File No. 333-123884) of Fidelity, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes may do or cause to be done by virtue hereof; and

(ii)

All initial Registration Statements of the Fidelity, all Pre-Effective Amendments to any Registration Statements, any and all subsequent Post-Effective Amendments to said Registration Statements, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes may do or cause to be done by virtue hereof.

/s/ Ari Lindner
Ari Lindner